Exhibit 99.1

Playtika Holding Corp. Reports Q2 2026 Financial Results
Revenue of $731.1 million and Direct-to-Consumer (“DTC”) Revenue of $286.9 million
Revenue Decreased (1.8)% Sequentially and Increased 5.0% Year Over Year
DTC Platforms Revenue Decreased (1.7)% Sequentially and Increased 63.1% Year Over Year

Herzliya, Israel - August 6, 2026 - Playtika Holding Corp. (NASDAQ: PLTK) today released financial results for its second quarter for the period ending June 30, 2026.

Financial Highlights

•Revenue of $731.1 million decreased (1.8)% sequentially and increased 5.0% year over year.
•DTC platforms revenue of $286.9 million decreased (1.7)% sequentially and increased 63.1% year over year.
•Net Income of $48.0 million and Adjusted Net Income of $53.6 million.
•Adjusted EBITDA of $206.1 million increased 64.6% sequentially and 23.4% year over year.
•Cash, cash equivalents, and short-term investments totaled $438.5 million as of June 30, 2026.

“Our second quarter results demonstrate what has always been at the heart of Playtika, we build games that keep players engaged for years, not quarters,” said Robert Antokol, Chief Executive Officer. “Disney Solitaire grew again this quarter even as we reduced our marketing investment and our margins expanded meaningfully. These results reflect the durability of our model and the discipline of our execution.”

“Our second quarter reflected the investment cadence we outlined last quarter, marketing stepped down materially, margins expanded, and SuperPlay became a positive Adjusted EBITDA contributor,” said Tae Lee, Chief Financial Officer.

Selected Operational Metrics and Business Highlights

•Average Daily Paying Users of 367K decreased (5.2)% sequentially and (2.9)% year over year.
•Average Payer Conversion of 4.6%, up from 4.5% in Q1 2026 and 4.3% in Q2 2025.
•Bingo Blitz revenue of $145.1 million decreased (5.6)% sequentially and (9.5)% year over year.
•Disney Solitaire revenue of $142.4 million increased 15.5% sequentially and 288.6% year over year.
•June’s Journey revenue of $74.7 million decreased (1.7)% sequentially and increased 8.1% year over year.

Financial Outlook

We are reaffirming our full-year 2026 guidance ranges of $2.75 - $2.85 billion in revenue and $750 - $790 million in Adjusted EBITDA. Based on current trends, including a more cautious view of consumer spending and the planned step-down in second-half marketing investment, we currently expect full-year results to finish toward the lower end of both ranges.

Conference Call

Playtika management will host a conference call at 5:30 a.m. Pacific Time (8:30 a.m. Eastern Time) today to discuss the company’s results. The conference call can be accessed via a webcast accessible at investors.playtika.com. A replay of the call will be available through the website one hour following the call and will be archived for one year.

Summary Operating Results of Playtika Holding Corp.

	Three months ended June 30,		Six months ended June 30,
(in millions, except percentages, Average DPUs, and ARPDAU)	2026	2025	2026	2025
Revenues	$731.1	$696.0	$1,475.8	$1,402.0
Total costs and expenses	$596.5	$586.3	$1,390.8	$1,224.5
Operating income (loss)	$134.6	$109.7	$85.0	$177.5
Net income (loss)	$48.0	$33.2	$(9.5)	$63.8
Adjusted EBITDA	$206.1	$167.0	$331.3	$334.3
Net income margin	6.6%	4.8%	(0.6)%	4.6%
Adjusted EBITDA margin	28.2%	24.0%	22.4%	23.8%

Non-financial performance metrics
Average DAUs	8.0	8.8	8.3	8.9
Average DPUs (in thousands)	367	378	377	384
Average Daily Payer Conversion	4.6%	4.3%	4.6%	4.3%
ARPDAU	$1.01	$0.87	$0.99	$0.87
Average MAUs	24.8	30.0	27.5	30.9

About Playtika Holding Corp.

Playtika (NASDAQ: PLTK) is a mobile gaming entertainment and technology market leader with a portfolio of multiple game titles. Founded in 2010, Playtika was among the first to offer free-to-play social games on social networks and, shortly after, on mobile platforms. Headquartered in Herzliya, Israel, and guided by a mission to entertain the world through infinite ways to play, Playtika has employees across offices worldwide.

Forward Looking Information

This press release contains “forward-looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995 and Section 21E of the Exchange Act. All statements other than statements of historical facts contained in this press release, including statements regarding our business strategy, plans and our objectives for future operations, are forward-looking statements. Further, statements that include words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “future,” “intend,” “intent,” “may,” “might,” “potential,” “present,” “preserve,” “project,” “pursue,” “should,” “will,” or “would,” or the negative of these words or other words or expressions of similar meaning may identify forward-looking statements.

We have based these forward-looking statements largely on our current expectations and projections about future events and trends that we believe may affect our financial condition, results of operations, business strategy, short-term and long-term business operations and objectives, and financial needs. The achievement or success of the matters covered by such forward-looking statements involves significant risks, uncertainties and assumptions, including, but not limited to, the risks and uncertainties discussed in our filings with the Securities and Exchange Commission. Moreover, we operate in a very competitive and rapidly changing environment and industry. As a result, it is not possible for our management to assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements we may make. In light of these risks, uncertainties and assumptions, the forward-looking statements discussed in this press release may not occur and actual results could differ materially and adversely from those anticipated, predicted or implied in the forward-looking statements.

Important factors that could cause actual results to differ materially from estimates or projections contained in the forward-looking statements include without limitation:

•actions of our majority shareholder or other third parties that influence us;
•our reliance on third-party platforms, such as the iOS App Store and Google Play Store, to distribute our games and collect revenues, and the risk that such platforms may adversely change their policies;
•our reliance on a limited number of games to generate the majority of our revenue;
•our reliance on a small percentage of total users to generate a majority of our revenue;
•our free-to-play business model, and the value of virtual items sold in our games, is highly dependent on how we manage the game revenues and pricing models;
•our inability to refinance our indebtedness, including, without limitation, our $550 million revolving credit facility which is set to expire in March 2027, or to obtain additional financing on favorable terms or at all;
•our inability to identify acquisition targets that fit our strategy or complete acquisitions and integrate any acquired businesses successfully or realize the anticipated benefits of such acquisitions could limit our growth, disrupt our plans and operations or impact the amount of capital allocated to mergers and acquisitions;
•our ability to compete in a highly competitive industry with low barriers to entry;
•our ability to retain existing players, attract new players and increase the monetization of our player base;
•our ability to develop and/or launch new products and content or otherwise execute against our product roadmap strategy;
•we have significant indebtedness and are subject to the obligations and restrictive covenants under our debt instruments;
•the impact of an economic recession or periods of increased inflation, and any reductions to household spending on the types of discretionary entertainment we offer;
•our controlled company status;
•legal or regulatory restrictions or proceedings could adversely impact our business and limit the growth of our operations;
•risks related to our international operations and ownership, including our significant operations in Israel and Ukraine and the fact that our controlling stockholder is a Chinese-owned company;
•geopolitical events such as the Wars in Israel and Ukraine;
•our reliance on key personnel;
•market conditions or other factors affecting the payment of dividends, including the decision whether or not to pay a dividend;
•uncertainties regarding the amount and timing of repurchases under our stock repurchase program;
•security breaches or other disruptions could compromise our information or our players’ information and expose us to liability; and
•our inability to protect our intellectual property and proprietary information could adversely impact our business.

PLAYTIKA HOLDING CORP.
CONSOLIDATED BALANCE SHEETS
(In millions, except par value)

	June 30,	December 31,
	2026	2025
	(Unaudited)
ASSETS
Current assets
Cash and cash equivalents	$438.5	$684.2
Short-term investments	—	136.0
Restricted cash	0.2	1.5
Accounts receivable	163.2	161.8
Prepaid expenses and other current assets	108.9	80.4
Total current assets	710.8	1,063.9
Property and equipment, net	94.9	102.9
Operating lease right-of-use assets	109.2	124.2
Intangible assets other than goodwill, net	375.1	425.7
Goodwill	1,695.7	1,695.7
Deferred tax assets, net	173.6	173.2
Investments in unconsolidated entities	17.1	17.5
Other non-current assets	116.3	115.8
Total assets	$3,292.7	$3,718.9

LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)
Current liabilities
Current maturities of long-term debt	$11.0	$11.1
Accounts payable	87.7	80.3
Contingent consideration	200.0	454.0
Operating lease liabilities	25.1	27.5
Accrued expenses and other current liabilities	301.2	395.0
Total current liabilities	625.0	967.9
Long-term debt	2,372.7	2,378.0
Contingent consideration	170.0	280.0
Operating lease liabilities	101.3	115.4
Deferred tax liabilities	4.3	8.2
Other long-term liabilities	419.3	380.8
Total liabilities	3,692.6	4,130.3
Commitments and contingencies
Stockholders' equity (deficit)
Common stock of $0.01 par value; 1,600.0 shares authorized; 433.2 and 428.8 shares issued, respectively, and 381.4 and 377.0 shares outstanding, respectively	4.3	4.3
Treasury stock at cost, 51.8 shares	(603.5)	(603.5)
Additional paid-in capital	1,448.8	1,423.1
Accumulated other comprehensive income	11.2	15.9
Accumulated deficit	(1,260.7)	(1,251.2)
Total stockholders' deficit	(399.9)	(411.4)
Total liabilities and stockholders’ deficit	$3,292.7	$3,718.9

PLAYTIKA HOLDING CORP.
CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME
(In millions, except for per share data)
(Unaudited)

	Three months ended June 30,		Six months ended June 30,
	2026	2025	2026	2025
Revenues	$731.1	$696.0	$1,475.8	$1,402.0
Costs and expenses
Cost of revenue	192.9	195.8	385.1	393.2
Research and development	96.4	114.5	194.4	218.3
Sales and marketing	252.6	257.7	613.2	529.5
General and administrative	54.1	17.9	197.6	83.1
Impairment charges	0.5	0.4	0.5	0.4
Total costs and expenses	596.5	586.3	1,390.8	1,224.5
Income from operations	134.6	109.7	85.0	177.5
Interest and other, net	66.1	64.6	90.3	91.3
Income (loss) before income taxes	68.5	45.1	(5.3)	86.2
Provision for income taxes	20.5	11.9	4.2	22.4
Net income (loss)	48.0	33.2	(9.5)	63.8
Other comprehensive income (loss)
Foreign currency translation	—	15.5	—	22.7
Change in fair value of derivatives	2.6	7.8	(4.7)	1.1
Total other comprehensive income (loss)	2.6	23.3	(4.7)	23.8
Comprehensive income (loss)	$50.6	$56.5	$(14.2)	$87.6

Net income (loss) per share attributable to common stockholders, basic	$0.13	$0.09	$(0.03)	$0.17
Net income (loss) per share attributable to common stockholders, diluted	$0.13	$0.09	$(0.03)	$0.17
Weighted-average shares used in computing net income (loss) per share attributable to common stockholders, basic	380.6	375.5	379.5	375.4
Weighted-average shares used in computing net income (loss) per share attributable to common stockholders, diluted	382.2	375.6	379.5	375.8

PLAYTIKA HOLDING CORP.
CONSOLIDATED STATEMENTS OF CASH FLOWS
(In millions)
(Unaudited)

	Six months ended June 30,
	2026	2025
Cash flows from operating activities	$51.5	$164.9
Cash flows from investing activities
Purchase of property and equipment	(14.1)	(15.2)
Capitalization of internal use software costs	(12.9)	(15.9)
Purchase of software for internal use	(9.5)	(14.2)
Proceeds from maturities of marketable securities	135.6	—
Proceeds from short-term investments	—	69.1
Purchase of short-term investments	—	(159.8)
Other investing activities	(0.1)	0.8
Net cash provided by (used in) investing activities	99.0	(135.2)
Cash flows from financing activities
Dividend paid	(37.7)	(74.9)
Repayments on bank borrowings	(9.5)	(9.5)
Payment of tax withholdings on stock-based payments	(1.2)	(1.7)
Payment for share buyback	—	(10.9)
Payment of contingent consideration	(350.0)	—
Net cash used in financing activities	(398.4)	(97.0)
Effect of exchange rate changes on cash and cash equivalents and restricted cash	0.9	2.0
Net change in cash, cash equivalents and restricted cash	(247.0)	(65.3)
Cash, cash equivalents and restricted cash at the beginning of the period	685.7	567.7
Cash, cash equivalents and restricted cash at the end of the period	$438.7	$502.4

CALCULATION OF FREE CASH FLOW
(In millions)

	Six months ended June 30,
	2026	2025
Cash flows from operating activities	$51.5	$164.9
Purchase of property and equipment	(14.1)	(15.2)
Capitalization of internal use software costs	(12.9)	(15.9)
Purchase of software for internal use	(9.5)	(14.2)
Free Cash Flow	$15.0	$119.6

Non-GAAP Financial Measures

Adjusted EBITDA and Adjusted Net Income are non-GAAP financial measures and should not be construed as an alternative to net income as an indicator of operating performance, nor as an alternative to cash flow provided by operating activities as a measure of liquidity, or any other performance measure in each case as determined in accordance with GAAP.

Our Credit Agreement defines Adjusted EBITDA as net income before (i) interest expense, (ii) interest income, (iii) provision for income taxes, (iv) depreciation and amortization expense, (v) impairment charges, (vi) stock-based compensation, (vii) contingent consideration, (viii) acquisition and related expenses, and (ix) certain other items. We calculate Adjusted EBITDA Margin as Adjusted EBITDA divided by revenues.

We define Adjusted Net Income as net income before (i) impairment charges, and (ii) contingent consideration.

Adjusted EBITDA, Adjusted EBITDA Margin and Adjusted Net Income as calculated herein may not be comparable to similarly titled measures reported by other companies within the industry and are not determined in accordance with GAAP. Our presentation of Adjusted EBITDA, Adjusted EBITDA Margin and Adjusted Net Income should not be construed as an inference that our future results will be unaffected by unusual or unexpected items.

RECONCILIATION OF NET INCOME TO ADJUSTED EBITDA
(In millions)

The following table sets forth a reconciliation of Adjusted EBITDA to net income, the closest GAAP financial measure:

	Three months ended June 30,		Six months ended June 30,
	2026	2025	2026	2025
Net income (loss)	$48.0	$33.2	$(9.5)	$63.8
Provision for income taxes	20.5	11.9	4.2	22.4
Interest expense and other, net	66.1	64.6	90.3	91.3
Depreciation and amortization	45.2	61.0	90.1	120.2
EBITDA	179.8	170.7	175.1	297.7
Stock-based compensation(1)	12.6	17.5	26.7	43.0
Impairment charge	0.5	0.4	0.5	0.4
Changes in estimated value of contingent consideration	2.0	(33.0)	97.0	(26.1)
Acquisition and related expenses(2)	9.2	3.6	16.4	10.1
Other items(3)	2.0	7.8	15.6	9.2
Adjusted EBITDA	$206.1	$167.0	$331.3	$334.3
Net income margin	6.6%	4.8%	(0.6)%	4.6%
Adjusted EBITDA margin	28.2%	24.0%	22.4%	23.8%
_________

(1)    Reflects stock-based compensation expense related to the issuance of equity awards to our employees and Directors.
(2)    Includes costs incurred to evaluate and pursue acquisition activities as well as costs incurred by the Company in connection with the evaluation of strategic alternatives.
(3)    Amounts for the three and six months ended June 30, 2026 consists primarily of $1.6 million and $15.3 million, respectively, incurred by the Company for severance.
Amounts for the three and six months ended June 30, 2025 consists of $7.8 million and $8.5 million, respectively, incurred by the Company related to restructuring activities.

RECONCILIATION OF NET INCOME TO ADJUSTED NET INCOME
(In millions)

The following table sets forth a reconciliation of Adjusted Net Income to net income (loss), the closest GAAP financial measure:

	Three months ended June 30,		Six months ended June 30,
	2026	2025	2026	2025
Net income (loss)	$48.0	$33.2	$(9.5)	$63.8
Impairment charge	0.5	0.4	0.5	0.4
Changes in estimated value of contingent consideration	2.0	(33.0)	97.0	(26.1)
Income tax impact of adjustments	3.1	5.9	(20.8)	4.6
Adjusted Net Income	$53.6	$6.5	$67.2	$42.7

Contacts

Investor Relations
IR@playtika.com